AMENDMENT TO OPTION AGREEMENT
DATED AUGUST 28, 2009

THIS AGREEMENT is dated for reference as of the 7th day of September, 2010

AMONG:

TWIN BUTTES RANCH, LLC, an
Arizona limited liability company, having an
address at Post Office Box 447, Holbrook,
Arizona, 86025

(the “Optionor”)

OF THE FIRST PART

AND:

PASSPORT POTASH INC., a company
duly incorporated pursuant to the laws of
the Province of Quebec and having an
address at 608 – 1199 West Pender Street,
Vancouver, British Columbia, V6E 2R1

(the “Optionee”)

OF THE SECOND PART

AND:

FIRST AMERICAN TITLE INSURANCE
COMPANY, a California company, having
an address at 2425 East Camelback Road,
Suite 300, Phoenix, Arizona 85016

(the “Escrow Agent” and “Title Company”)

OF THE THIRD PART

WHEREAS:

(A)                    The parties hereto entered into an option agreement made as of the 28th day of August, 2009 (the “Option Agreement”) on the terms and conditions more particularly set forth therein; and

(B)                    Pursuant to Section 1(ii) of the Option Agreement, the Optionee will have to pay the Optionor US$100,000 in cash (the “Second Option Payment”) on or before August 28, 2010.

(C)                    The parties have agreed to amend due dates of the Second Option Payment.

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NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants herein contained, the parties do hereby covenant and agree as follows:

1.	Section 1(ii) of the Option Agreement be amended as follows:

(a) A payment in the amount of TWENTY FIVE THOUSAND AND NO/100 DOLLARS (U.S.) ($25,000) within ten days of signing of this Amendment Agreement; and

(b) A payment in the amount of SEVENTY FIVE THOUSAND AND NO/100 DOLLARS (U.S.) ($75,000) on or before December 1, 2010.

2.

Optionee shall pay the remaining attorney fees incurred by the Optionor in connection with the initial contract negotiations of TWELVE THOUSAND SIX HUNDRED FIFTY-EIGHT AND NO/100 DOLLARS (U.S.)($12,658) within 10 days of this Agreement.

3.	Optionee shall pay attorney fees incurred by the Optionor in connection with the review of this Agreement.

4.	The failure of Optionee to timely make any of the payments required pursuant to the terms of this Amendment shall be deemed a default by Optionee under the terms of the Option Agreement.

5.	In all other respects the Option Agreement is ratified and confirmed.

6.

This Amendment Agreement may be executed in any number of counterparts or by facsimile, each of which shall together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which shall together be deemed to be an original, notwithstanding that all of the parties are not signatory to the same counterpart or facsimile.

IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the day and year first above written.

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THE COMMON SEAL of TWIN BUTTES	)
RANCH, LLC was hereto affixed in the	)
presence of:	)
)
	)	c/s
Per: ___/s/ Michael R. Fitzgerald____________	)
Authorized Signatory	)
)
Per: _________________________________	)
Authorized Signatory	)

THE COMMON SEAL of PASSPORT	)
POTASH INC. was hereto affixed in the	)
presence of:	)
)
	)	c/s
Per: ____/s/ Stephen B. Butrenchuk_________	)
Authorized Signatory	)
)
Per: _________________________________	)
Authorized Signatory	)
)